Exhibit 99.1

Corporate Headquarters 9009 Carothers Parkway, Suite C-2 Franklin, Tennessee 37067

Investor Contacts:		Media Contact:
Ron Scarboro	Tripp Sullivan	Thomas Mitchell
Chief Financial Officer	Corporate Communications, Inc.	Director of Marketing
ronald.scarboro@mmodal.com	tripp.sullivan@cci-ir.com	tmitchell@mmodal.com
(615) 798-4350	(615) 324-7335	(615) 798-6630

MedQuist Holdings Becomes M*Modal

Strategy Unifies Industry-Leading Clinical Documentation and

Technology-Enabled Services

Franklin, Tenn., January 24, 2012 – MedQuist Holdings (NASDAQ/GS: MEDH), a leading provider of integrated clinical documentation solutions for the U.S. healthcare system, today announced the unification of the Company’s advanced speech and language understanding technologies, medical transcription, coding, HIM professional services and analytics under the name M*Modal. Shares of the Company’s common stock will begin trading on the NASDAQ Global Select Market under the symbol “MODL” on January 25, 2012.

The Company will celebrate the launch of M*Modal with the Opening Bell ceremony at the NASDAQ MarketSite in New York City’s Times Square at 9:30 a.m. ET today. A live webcast of the NASDAQ Opening Bell will be available at: http://www.nasdaq.com/about/marketsitetowervideo.asx.

“Aligning our technology and services is a natural evolution of our stated Company direction as we work to deliver solutions that help hospitals, physicians and other providers improve care while addressing many of the significant challenges facing healthcare today,” said Vern Davenport, Chairman and CEO of M*Modal. “Our deep experience in medical transcription, coding and clinical documentation workflow combined with industry-leading innovative technology and a focus on the healthcare market provides us with a strong platform to grow our core business, expand to underpenetrated markets and increase our partners within the healthcare ecosystem while investing in new technology offerings.”

In August 2011, MedQuist Holdings, the nation’s largest provider of medical transcription and a leader in technology-enabled clinical documentation workflow, merged with M*Modal, a leader in advanced Speech and Natural Language Understanding technology. “The decision to consolidate global operations under the M*Modal name illustrates our progression from a services-focused business to a provider of technology-enabled services and commercialized proprietary technology solutions,” Davenport added.

The move also supports the Company’s plans to expand the core transcription business, open new markets, significantly increase the sales force and development resources, as well as leverage its significant intellectual property portfolio.

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MEDH to Become M*Modal

January 24, 2012

M*Modal clients now have access to end-to-end clinical documentation solutions that help caregivers capture the patient’s complete clinical story and extract meaningful information used to populate electronic health records (EHRs) and automate the data used to feed business processes such as coding, billing and revenue cycle management.

“In the past, much of the patient’s story was locked in the transcription text. Opportunities to share information were missed because there was no connection between the text and other data systems,” said Davenport. “Today, our tools aren’t just converting voice to text – they’re analyzing that text and identifying critical information that provides a higher degree of insight and richer context for improved clinical and financial decision making.”

“M*Modal has worked with The University of Texas MD Anderson Cancer Center supporting patient care through a blend of technology and services. We look forward to the services this integration makes possible,” says Lynn Vogel, Vice President and Chief Information Officer, MD Anderson Cancer Center.

The Company’s technology-enabled services include cloud-based Speech Understanding technology that allows physicians to capture the patient’s story anywhere, anytime using any electronic device, as well as Natural Language Understanding technology that instantly converts the narrative into structured clinical documents that can be shared and integrated with existing workflows or EHRs. Additional M*Modal tools – such as Computer-Assisted Coding for ICD-10 migration – automate business practices, enhance reporting capabilities and enable comprehensive analysis that increases productivity and optimizes revenue.

“KLAS is excited to track the progress of client success for the new M*Modal,” said Adam Gale, President of KLAS. “The combination of new, energizing technology and a forward-thinking leadership team should bring positive results for providers across the country. Both service delivery and innovation are elements derived from vendor organizational strength, and the ability to execute changes at the leadership level are evidentiary of that vendor’s desire to provide the utmost of quality to customers. Already we see excitement from providers who are buying into the vision.”

By focusing on three main areas: engagement (capturing the patient’s story); collaboration (sharing that story with care teams and integrating it with existing business processes like coding); and intelligence (extracting meaningful data that satisfies reporting requirements and enables better clinical and financial decisions), M*Modal’s solutions accelerate EHR adoption, enhance regulatory compliance, and provide deeper insight that supports the introduction of new care delivery models.

Currently, the Company provides technologies and services to 2,400 hospitals and clinics – including some of the nation’s leading healthcare institutions, 850 physician practices, and 165,000 physicians, as well as leading EHR providers and medical transcription organizations.

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MEDH to Become M*Modal

January 24, 2012

About M*Modal

M*Modal is a leading provider of clinical narrative capture services, Speech Understanding technology and clinical documentation workflow. M*Modal’s enterprise solutions – including mobile voice capture devices, speech recognition, Natural Language Understanding, Web-based workflow platforms and global network of medical editors – help healthcare facilities facilitate adoption of electronic health records (EHRs), improve patient care, increase physician satisfaction and lower operational costs. For more information, please visit www.mmodal.com.

Forward-Looking Statements

Information provided and statements contained in this press release that are not purely historical, such as statements regarding our expectations regarding our future business plans and the timing of the commencement of the trading of our common stock under the symbol “MODL”, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this press release and the Company assumes no obligation to update the information included in this press release. Statements made in this press release that are forward-looking in nature may involve risks and uncertainties. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, without limitation, specific factors discussed herein and in other releases and public filings made by the Company (including filings by the Company with the Securities and Exchange Commission). Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this press release.

Multimedia available at : http://www.mmodal.com/mm_press/medquist-holdings-becomes-mmodal/

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